UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2006

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:    (508) 650-8000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR  240.14d–2(b))

☐    Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 21, 2006, Boston Scientific Corporation (the “Company”) entered into a $7,000,000,000 Credit Agreement, dated as of April 21, 2006, by and among the Company, as Borrower, BSC International Holding Limited, as Term Loan Borrower, the several Lenders parties thereto, Merrill Lynch Capital Corporation, as Syndication Agent,  Bear Stearns Corporate Lending Inc., Deutsche Bank Securities Inc., and Wachovia Bank, National Association, as Documentation Agents, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners (the “Credit Agreement”), to finance in part the Merger (as defined below) and to pay fees and expenses incurred in connection with the Transactions (as defined therein).

In addition, on April 21, 2006, the Company entered into a $7,000,000,000 Interim Loan Agreement, dated as of April 21, 2006, by and among the Company, as Borrower, the several Lenders parties thereto, Merrill Lynch Capital Corporation, as Syndication Agent, Bear Stearns Corporate Lending Inc., Deutsche Bank Securities Inc. and Wachovia Bank, National Association, as Documentation Agents, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners (the “Interim Loan Agreement”), to finance in part the Merger and to pay fees and expenses incurred in connection with the Transactions.

The initial borrowing under the Credit Agreement consists of a term loan to BSC International Holding Limited, guaranteed by the Company, in the principal amount of $5,000,000,000 (the “Term Loan Facility”). In addition, the Company may borrow from time to time up to $2,000,000,000 in revolving credit loans (the “Revolving Facility”) under the Credit Agreement. Amounts outstanding under the Term Loan Facility and the Revolving Facility are required to be repaid in full on April 21, 2011. The Term Loan Facility also requires certain annual amortization payments to be made beginning April 21, 2008. The borrowing under the Interim Loan Agreement consists of an interim loan to the Company in the principal amount of $700,000,000, which is required to be repaid in full no later than April 21, 2007. Loans under the Interim Loan Agreement, the Term Loan Facility and the Revolving Facility will each bear interest at LIBOR plus an interest margin. The applicable interest margin will be based on the highest two out of three of the Company’s long-term, senior unsecured, corporate credit ratings from Moody’s Investor Service Inc., Standard & Poor’s Rating Services and Fitch Ratings. The interest margin in respect of loans under the Interim Loan Agreement and the Term Loan Facility will be between 0.30 percent (high A rating) and 1.0 percent (below investment grade rating). The interest margin in respect of loans under the Revolving Facility will be between 0.15 percent (high A rating) and 0.65 percent (below investment grade rating), or, if more than 50% of all available revolving credit loans are outstanding at such time, between 0.25 percent (high A rating) and 0.825 percent (below investment grade rating). The Company is required to pay a quarterly facility fee based on the total amount of revolving credit commitments (regardless of usage) under the Credit Agreement. Each of the Credit Agreement and Interim Loan Agreement contains covenants which, among other things, require that the Company maintain a minimum interest coverage ratio and a maximum leverage ratio.

A copy of the Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement. A copy of the Interim Loan Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing description of the Interim Loan Agreement is qualified in its entirety by reference to the full text of the Interim Loan Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 21, 2006, the Company completed its acquisition of Guidant Corporation, an Indiana corporation (“Guidant”). Pursuant to an Agreement and Plan of Merger, dated as of January 25, 2006 (the “Merger Agreement”), among the Company, Galaxy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Guidant, Merger Sub merged with and into Guidant (the “Merger”), as a result of which Guidant became a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, each share of Guidant common stock outstanding at the effective time of the Merger was converted into the right to receive (i) 1.6799 shares of Company common stock, (ii) $42.00 in cash and (iii) and an additional $0.28 in cash as interest. The aggregate consideration paid to former Guidant shareholders consisted of approximately 577 million shares of Company common stock and approximately $14.5 billion in cash.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.03. Material Modifications to Rights of Security Holders

On April 21, 2006, the Company and J.P. Morgan Trust Company, National Association, as Trustee (the “Trustee”), entered into a First Supplemental Indenture and a Second Supplemental Indenture, each dated as of April 21, 2006, to the Indenture dated as of November 18, 2004 between the Company and the Trustee to provide for a potential interest rate adjustment to the Company’s 5.50 percent Senior Notes Due 2015 (the “2015 Notes”) and the Company’s 6.25 percent Senior Notes Due 2035 (the “2035 Notes”), respectively, in the event that the Company’s long-term senior, unsecured debt credit ratings change as a result of the Merger.

Pursuant to the First Supplemental Indenture and the Second Supplemental Indenture, on April 21, 2006, the Company announced that it has increased the interest rate payable on each of the 2015 Notes and the 2035 Notes by 0.75 percent.  Subsequent upgrades to the Company’s long-term senior, unsecured debt credit ratings may result in a decrease in the interest rate of the 2015 Notes and the 2035 Notes, but in no event will the respective interest rates payable on the 2015 Notes and the 2035 Notes be adjusted below 5.50 percent and 6.25 percent.

A copy of the First Supplemental Indenture and the related notice to holders of the 2015 Notes are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and are incorporated herein by reference. A copy of the Second Supplemental Indenture and the related notice to holders of the 2035 Notes are attached hereto as Exhibit 99.6 and Exhibit 99.7, respectively, and are incorporated herein by reference. The foregoing description of the First Supplemental Indenture and Second Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture and the Second Supplemental Indenture.

Item 9.01. Financial Statements and Exhibits

a) Financial Statements of Businesses Acquired:

The audited consolidated balance sheets of Guidant as of December 31, 2005 and December 31, 2004 and the consolidated statements of operations, consolidated statements of shareholders’ equity and consolidated statements of cash flows of Guidant for each of the three fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 and the schedule and independent registered public accounting firm’s report related thereto are incorporated herein by reference to Guidant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

b) Pro Forma Financial Information:

The unaudited pro forma condensed consolidated financial statements of the Company and Guidant as of and for the year ended December 31, 2005 are incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2006.

c) Exhibits:

99.1         $7,000,000,000 Credit Agreement, dated as of April 21, 2006, by and among Boston Scientific Corporation, as Borrower, BSC International Holding Limited, as Term Loan Borrower, the several Lenders parties thereto, Merrill Lynch Capital Corporation, as Syndication Agent, Bear Stearns Corporate Lending Inc., Deutsche Bank Securities Inc. and Wachovia Bank, National Association, as Documentation Agents, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners.

99. 2        $7,000,000,000 Interim Loan Agreement, dated as of April 21, 2006, by and among Boston Scientific Corporation, as Borrower, the several Lenders parties thereto, Merrill Lynch Capital Corporation, as Syndication Agent, Bear Stearns Corporate Lending Inc., Deutsche Bank Securities Inc. and Wachovia Bank, National Association, as Documentation Agents, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners.

99.3         Press Release, dated April 21, 2006.

99.4         First Supplemental Indenture dated as of April 21, 2006 between Boston Scientific Corporation and J.P. Morgan Trust Company, National Association, as Trustee.

99.5         Notice to Holders of Boston Scientific Corporation’s 5.50% Senior Notes due 2015.

99.6         Second Supplemental Indenture dated as of April 21, 2006 between Boston Scientific Corporation and J.P. Morgan Trust Company, National Association, as Trustee.

99.7         Notice to Holders of Boston Scientific Corporation’s 6.25% Senior Notes due 2035.

99.8         Consent of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Lawrence J. Knopf
	Name:	Lawrence J. Knopf
	Title:	Vice President and Assistant General Counsel

Dated: April 26, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99.1

$7,000,000,000 Credit Agreement, dated as of April 21, 2006, by and among Boston Scientific Corporation, as Borrower, BSC International Holding Limited, as Term Loan Borrower, the several Lenders parties thereto, Merrill Lynch Capital Corporation, as Syndication Agent, Bear Stearns Corporate Lending Inc., Deutsche Bank Securities Inc. and Wachovia Bank, National Association, as Documentation Agents, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners.

99.2

$7,000,000,000 Interim Loan Agreement, dated as of April 21, 2006, by and among Boston Scientific Corporation, as Borrower, the several Lenders parties thereto, Merrill Lynch Capital Corporation, as Syndication Agent, Bear Stearns  Corporate Lending Inc., Deutsche Bank Securities Inc. and Wachovia Bank, National Association, as Documentation Agents, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners.

99.3	Press Release, dated April 21, 2006.

99.4	First Supplemental Indenture dated as of April 21, 2006 between Boston Scientific Corporation and J.P. Morgan Trust Company, National Association, as Trustee.

99.5	Notice to Holders of Boston Scientific Corporation’s 5.50% Senior Notes due 2015.

99.6	Second Supplemental Indenture dated as of April 21, 2006 between Boston Scientific Corporation and J.P. Morgan Trust Company, National Association, as Trustee.

99.7	Notice to Holders of Boston Scientific Corporation’s 6.25% Senior Notes due 2035.

99.8	Consent of Ernst & Young LLP.